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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 3, 2004
          -------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      000-27115              77-0364943
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
          -------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

      The following exhibit is furnished herewith:

      99.1 Press Release, dated August 3, 2004, of PCTEL, Inc. announcing its financial results for the fiscal quarter ended June 30, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is intended to be furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On August 3, 2004, PCTEL, Inc. issued a press release regarding its financial results for its second fiscal quarter ended June 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2004

                                     PCTEL, INC.

                                     By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer





Exhibit
Number    Description
-------   -----------

99.1 Press Release, dated August 3, 2004, of PCTEL, Inc. announcing its financial results for the fiscal quarter ended June 30, 2004